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Chicago
The HIT is helping Chicago meet a range of housing needs with investments in 48 projects.

Selected HIT Projects

News

HIT Senior Executive VP Chang Suh
Speaks with Chicago City Treasurer
During Quarterly Earnings Call

HIT Celebrates Grand Re-Opening
of Senior Housing At Chicago's
Kenmore Plaza Apartments

HIT Invests $60.4 Million in West Town
Housing Preservation in Chicago

HIT Impacts
Projects Photo Gallery

* Figures provided by Pinnacle Economics are estimates calculated using an IMPLAN input-output model based on HIT and subsidiary Building America project data. Data current as of September 30, 2018. Since inception dates from 1984-3Q 2018. In 2017 dollars. All other numbers are nominal.